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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 19, 2000

                         BATTLE MOUNTAIN GOLD COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Nevada                          1-9666                 76-0151431
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

       333 Clay Street, 42nd Floor
             Houston, Texas                                         77002
(ADDRESS, OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

     Registrant's telephone number, including area code:  (713) 650-6400

                                Not applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

        5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is certain information regarding adverse water rights/water quality ruling on the Crown Jewel mine, as presented in a press release dated January 19, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       c) Exhibits.

          99.1 Press Release issued by Battle Mountain Gold Company dated January 19, 2000.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2000.                BATTLE MOUNTAIN GOLD COMPANY
                                       (Registrant)



                                      By: /s/ Greg V. Etter
                                           -------------------------------------
                                      Name:   Greg V. Etter
                                      Title:  Vice President and General Counsel